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                                                                    Exhibit 10.3

                              STOCKHOLDER AGREEMENT
                              ----------- ---------

     This STOCKHOLDER AGREEMENT (this "Agreement"), dated as of November 1, 2002, is among (a) TWI HOLDINGS, INC., a Delaware corporation (the "Company"),
(b) FRIEDMAN FLEISCHER & LOWE CAPITAL PARTNERS, LP, a Delaware limited partnership ("FFL"), (c) FFL EXECUTIVE PARTNERS, LP, a Delaware limited partnership ("FFL-2"), (d) TA IX, L.P., a Delaware limited partnership ("TA-IX"), (e) TA/ATLANTIC AND PACIFIC IV, L.P., a Delaware limited partnership ("TA/AP-IV"), (f) TA STRATEGIC PARTNERS FUND A L.P., a Delaware limited partnership ("TA-A"), (g) TA STRATEGIC PARTNERS FUND B L.P., a Delaware limited partnership ("TA-B"), (h) TA/ADVENT VIII L.P., a Delaware limited partnership ("TA-ADV"), (i) TA INVESTORS LLC, a Delaware limited liability company ("TA-I"),
(j) TA SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership ("TA-SDF"),
(k) GLEACHER MEZZANINE FUND I, L.P., a Delaware limited partnership ("GMF-I"),
(l) GLEACHER MEZZANINE FUND P, L.P., a Delaware limited partnership ("GMF-P" and collectively with GMF-I, "GMF"), (m) the Persons listed on Schedule 1 hereto under the heading "Other Investors" (the "Other Investors"), (n) the Persons listed on Schedule 1 hereto under the heading "Management Investors" (the "Management Investors"), (o) any officer, employee or director of the Company or any of its Subsidiaries who becomes a party to this Agreement by executing an Instrument of Accession ("Instrument of Accession") in the form of Schedule 2 hereto (collectively with the Management Investors, the "Managers"), and (p) each other Person who becomes a party to this Agreement by executing an Instrument of Accession.

     WHEREAS, the parties hereto wish to set forth their relative rights with regard to the transfer and issuance of the Company's securities, election of the Company's Board of Directors and certain other matters concerning the Company's capital stock;

     NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

     Section 1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     Affiliate. Affiliate shall mean, with respect to any Stockholder, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Stockholder and shall include (a) any Person who is a director or beneficial holder of at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) of such Stockholder and Family Members of any such Person, (b) any Person of which such Stockholder or an Affiliate (as defined in clause (a) above) of such Stockholder directly or indirectly, either beneficially owns at least 10% of the then outstanding capital stock (or partnership interests or other shares of beneficial interest) or constitutes at least a 10% equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of

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such Stockholder is a partner, director or executive officer, and (d) in the case of a specified Person who is an individual, Family Members of such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under direct or indirect common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

     Approved Sale. See Section 3.1.

     Charter. Charter shall mean the Company's Certificate of Incorporation and all amendments thereto.

     Class A Common Stock. See definition of Common Stock.

     Class B Common Stock. Class B Common Stock means, collectively, the Class B-1 Common Stock and the Class B-2 Common Stock.

     Class B-1 Common Stock. See definition of Common Stock.

     Class B-2 Common Stock. See definition of Common Stock.

     Class B Price Per Share. Class B Price Per Share means, with respect to any Co-Sale Transfer, the price per share of Class B Common Stock included in the Securities to be transferred (determined on a fully-diluted basis).

     Common Stock. Common Stock shall mean (a) the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), (b) the Company's Class B-1 Voting Common Stock, $.01 par value per share (the "Class B-1 Common Stock"), (c) the Company's Class B-2 Non-Voting Common Stock, $.01 par value per share (the "Class B-2 Common Stock"), and (d) any shares of any other class of capital stock of the Company hereafter issued which are either (i) (A) not preferred as to dividends or assets over any class of stock of the Company, and
(B) not subject to redemption pursuant to the terms thereof, or (ii) issued to the holders of shares of Common Stock upon any reclassification thereof.

     Company. See preamble.

     Company Election Period. See Section 2.4.

     Contribution Agreement. Contribution Agreement shall mean the Contribution Agreement dated as of October 4, 2002 among the Company, the Sponsor Investors, certain shareholders of TWI and certain other parties.

     Co-Sale Transfer. Co-Sale Transfer shall mean any Transfer of outstanding shares of Sponsor Securities (at, in the event such Sponsor Securities are shares of

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Series A Preferred Stock, a price per share in excess of the Liquidation Value
Per Share) which, together with all prior Transfers of Sponsor Securities (at, in the event such Sponsor Securities are shares of Series A Preferred Stock, a price per share in excess of the Liquidation Value Per Share) represents in the aggregate more than 10% of the outstanding shares of Class B Common Stock (determined on a fully-diluted basis).

     Eligible Co-Sale Securities. Eligible Co-Sale Securities shall mean shares of Class B Common Stock (on a fully-diluted basis) which constitute Eligible Securities.

     Eligible Securities. Eligible Securities shall mean, at any time, (a) with respect to any Management Securities, all such Securities which at such time are not specified as "Unvested Shares" under any Management Stock Purchase Agreements pursuant to which such Securities were issued, and (b) with respect to any Sponsor Securities, Mezzanine Securities and Other Securities, all such Securities.

     Family Limited Liability Company. Family Limited Liability Company means, with respect to any individual, any limited liability company created for the benefit of such individual and/or one or more of such individual's Related Persons and controlled by such individual.

     Family Limited Partnership. Family Limited Partnership means, with respect to any individual, any limited partnership created for the benefit of such individual and/or one or more of such individual's Related Persons and controlled by such individual.

     Family Members. Family Members shall mean, with respect to any individual, any Related Person, Family Trust, Family Limited Liability Company or Family Limited Partnership of such individual.

     Family Trust. Family Trust shall mean, with respect to any individual, any trust created for the benefit of such individual and/or one or more of such individual's Related Persons and controlled by such individual.

     FFL. See preamble.

     FFL-2. See preamble.

     GMF. See preamble.

     GMF-I. See preamble.

     GMF-P. See preamble.

     Instrument of Accession. See preamble.

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     Liquidation Value Per Share. Liquidation Value Per Share means, with respect to the Series A Preferred Stock, as of any date, the Series A Redemption Price (as defined in the Charter) as of such date.

     Major Holder. Major Holder shall mean each of the Sponsor Investors and the Mezzanine Investors, and each other holder or holders (excluding the Company) that, together with their respective Family Members, at the relevant time of determination, hold at least one percent (1%) or more of the then outstanding shares of Class B Common Stock (determined on a fully-diluted basis).

     Majority Rollover Holders. Majority Rollover Holders shall mean the holder or holders at the relevant time of determination of more than fifty percent (50%) of the number of then issued and outstanding shares of Class B Common Stock held by the Rollover Holders (determined on a fully-diluted basis).

     Management Investors. See preamble.

     Management Securities. Management Securities shall mean (a) the shares of Series A Preferred Stock, Class A Common Stock and Class B Common Stock issued to the Managers or their Family Members pursuant to the Contribution Agreement,
(b) the shares of Class B Common Stock held by or issued to the Managers from time to time in accordance with the Management Stock Purchase Agreements and upon exercise of Stock Options issued to the Managers from time to time in compliance with the terms hereof, (c) all other shares of the Company's capital stock purchased by or issued from time to time to any of the Managers, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Management Securities will continue to be Management Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Management Securities hereunder, provided that shares of Management Securities will cease to be Management Securities when transferred (i) to the Company, (ii) to a Sponsor Stockholder,
(iii) to a Mezzanine Stockholder, (iv) to an Other Stockholder or (v) pursuant to a Public Sale.

     Management Stockholders. Management Stockholders shall mean (a) each of the Managers, (b) each of the Family Members of the Managers who receive Management Securities pursuant to the Contribution Agreement, and (c) any other Person to whom Management Securities are transferred, in each case, for so long as such Person holds any Management Securities.

     Management Stock Purchase Agreements. Management Stock Purchase Agreements shall mean any agreements entered into from time to time between the Company and any Management Stockholder entitling or requiring the Company to

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repurchase any Securities from such Management Stockholder for any reason, each as amended and in effect from time to time.

     Manager. See preamble.

     Merger Agreement. Merger Agreement shall mean the Agreement and Plan of Merger dated as of October 4, 2002 among the Company, TWI Acquisition Corp., a Delaware corporation, TWI and certain stockholders of TWI.

     Mezzanine Debt Documents. Mezzanine Debt Documents shall mean the Senior Subordinated Loan Agreement among the Company, certain of its Subsidiaries and the Mezzanine Investors, and all agreements, instruments and documents entered into in connection therewith, as the same may be amended, restated, modified or supplemented and in effect from time to time.

     Mezzanine Investors. Mezzanine Investors shall mean, collectively, GMF-I, GMF-P, TA-I and TA-SDF.

     Mezzanine Offer Notice. See Section 2.4.

     Mezzanine Securities. Mezzanine Securities shall mean (a) the warrants to purchase shares of Class B Common Stock issued to the Mezzanine Investors pursuant to the Mezzanine Debt Documents, (b) all shares of Class B Common Stock issued or issuable upon exercise of such warrants, (c) the shares of Series A Preferred Stock issued to the Mezzanine Investors pursuant to the Contribution Agreement, (d) all other shares of the Company's capital stock purchased by or issued from time to time to any of the Mezzanine Investors, (e) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and (f) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Mezzanine Securities will continue to be Mezzanine Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Mezzanine Securities hereunder, provided that shares of Mezzanine Securities will cease to be Mezzanine Securities when transferred (i) to the Company, (ii) to a Sponsor Stockholder, (iii) to a Manager, (iv) to an Other Stockholder or (v) pursuant to a Public Sale.

     Mezzanine Stockholder. Mezzanine Stockholder shall mean any of the Mezzanine Investors for so long as such Person holds Mezzanine Securities and any other Person to whom Mezzanine Securities are transferred for so long as such Person holds any Mezzanine Securities.

     Non-Transferring Stockholders. See Section 2.4.

     Offer Notice. See Section 2.2.

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     Other Election Period. See Section 2.3.

     Other Investors. See preamble.

     Other Offer Notice. See Section 2.3.

     Other Securities. Other Securities shall mean (a) the shares of Series A Preferred Stock and Class A Common Stock issued to any of the Other Investors pursuant to the Contribution Agreement, (b) all shares of Class B-1 Common Stock issued or issuable upon conversion of such shares of Class A Common Stock, (c) all other shares of the Company's capital stock purchased by or issued from time to time to any of the Other Investors or to any other Person who is not a Sponsor Stockholder, a Mezzanine Stockholder or a Manager and who becomes a Stockholder by executing an Instrument of Accession, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and
(e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder, provided that shares of Other Securities will cease to be Other Securities when transferred (i) to the Company, (ii) to a Sponsor Stockholder, (iii) to a Mezzanine Stockholder, (iv) to a Manager or (v) pursuant to a Public Sale.

     Other Stockholder. Other Stockholder shall mean any of the Other Investors for so long as such Person holds Other Securities and any other Person to whom Other Securities are issued or transferred for so long as such Person holds any Other Securities.

     Participating Series A Stockholders. See Section 2.2.

     Participating Stockholders. See Section 2.2.

     Person. Person shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

     Personal Representative. Personal Representative shall mean the successor or legal representative (including, without limitation, a guardian, executor, administrator or conservator) of a dead or incompetent Stockholder.

     Preferred Stock. Preferred Stock shall mean the Company's Series A Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), and any other series of Preferred Stock of the Company issued from time to time.

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     Public Sale. Public Sale shall mean any sale of Class B Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

     Qualified Public Offering. Qualified Public Offering shall mean the Company's underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Class B Common Stock in which not less than $25,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

     Related Persons. Related Persons shall mean, with respect to any individual, such individual's parents, spouse, children and grandchildren.

     Required Sponsor Holders. Required Sponsor Holders shall mean the holder or holders at the relevant time of determination of more than fifty percent (50%) of the number of then issued and outstanding shares of Class B Common Stock included in the Sponsor Securities (determined on a fully-diluted basis).

     Rollover Holders. Rollover Holders shall mean the TWI Shareholders (as such term is defined in the Contribution Agreement).

     Securities. Securities shall mean the Sponsor Securities, the Mezzanine Securities, the Management Securities and the Other Securities.

     Securities Act. Securities Act shall mean the Securities Act of 1933, as amended.

     Series A Co-Sale Transfer. Series A Co-Sale Transfer shall mean any Transfer of outstanding shares of Series A Preferred Stock constituting Sponsor Securities at a price per share equal to or less than the Liquidation Value Per Share which, together with all prior Transfers of Series A Preferred Stock constituting Sponsor Securities at a price per share equal to or less than the Liquidation Value Per Share, represents in the aggregate more than 10% of the outstanding shares of Class B Common Stock (determined on a fully-diluted basis).

     Series A Offer Notice. See Section 2.2.

     Series A Preferred Stock. See definition of Preferred Stock.

     Sponsor Investors. Sponsor Investors shall mean, collectively, FFL, FFL-2, TA IX, TA/AP IV, TA-ADV, TA-A and TA-B.

     Sponsor Securities. Sponsor Securities shall mean (a) the shares of Series A Preferred Stock issued to any of the Sponsor Investors pursuant to the Contribution Agreement, (b) all shares of Class B-1 Common Stock issued or issuable upon

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conversion of such shares of Series A Preferred Stock, (c) all other shares of the Company's capital stock purchased by or issued from time to time to any of the Sponsor Investors, (d) all shares of the Company's capital stock issued or issuable upon conversion of such shares, and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Sponsor Securities will continue to be Sponsor Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Sponsor Securities hereunder, provided that shares of Sponsor Securities will cease to be Sponsor Securities when transferred (i) to the Company, (ii) to a Manager, (iii) to a Mezzanine Stockholder, (iv) to an Other Stockholder or (v) pursuant to a Public Sale.

     Sponsor Stockholder. Sponsor Stockholder shall mean any of the Sponsor Investors for so long as such Person holds Sponsor Securities and any other Person to whom Sponsor Securities are transferred for so long as such Person holds any Sponsor Securities.

     Sponsor Stockholder Restriction Period. Sponsor Stockholder Restriction Period shall mean the period beginning on the Closing Date (as defined in the Merger Agreement) and ending on the earlier to occur of (a) in the event of a final determination, pursuant to Section 3.06 of the Merger Agreement, that no Additional Payments (as defined in the Merger Agreement) are payable by the Company, the date on which such final determination is made, and (b) in the event of a final determination, pursuant to Section 3.06 of the Merger Agreement, that Additional Payments are payable by the Company, the date on which such Additional Payments shall have been paid in full in cash.

     Stockholder Election Period. See Section 2.4.

     Stockholders. Stockholders shall mean, collectively, the Sponsor Stockholders, the Mezzanine Stockholders, the Management Stockholders and the Other Stockholders.

     Stock Options. Stock Options shall mean any stock option agreements between the Company and certain of the Managers entered into from time to time in compliance with the terms hereof, in each case as amended and in effect from time to time.

     Subsidiary. Subsidiary shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) which are (a) entitled ordinarily, in the absence of contingencies, to vote for the election of a majority of such business entity's directors (or Persons exercising similar functions), even though the right so to vote has been suspended by

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the happening of such a contingency, or (b) entitled at the time to vote for the election of a majority of such business entity's directors (or Persons exercising similar functions), whether or not the right so to vote exists by reason of the happening of a contingency.

     TA-A. See preamble.

     TA/AP-IV. See preamble.

     TA-ADV. See preamble.

     TA-B. See preamble.

     TA-I. See preamble.

     TA-IX. See preamble.

     TA-SDF. See preamble.

     Transfer. See Section 2.1.

     Transferring Mezzanine Stockholder. See Section 2.4.

     Transferring Other Stockholder. See Section 2.3.

     Transferring Series A Stockholder. See Section 2.2.

     Transferring Stockholder. See Section 2.2.

     TWI. TWI shall mean Tempur World, Inc., a Delaware corporation.

     Voting Securities. Voting Securities shall mean the shares of Class A Common Stock, Class B-1 Common Stock, Series A Preferred Stock and any other class or series of capital stock of the Company entitled to vote generally upon all matters presented for a vote of stockholders of the Company.

     Warrant Securities. Warrant Securities shall mean (a) any warrants to purchase shares of Class B Common Stock, (b) any shares of Class B Common Stock originally issued upon exercise of any such warrants, (c) all shares of the Company's capital stock issued or issuable with respect to such shares upon conversion of such shares and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock.

     Section 2. RESTRICTIONS ON TRANSFER OF SECURITIES.

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     2.1. Transfer. No Stockholder may sell, assign, pledge or otherwise transfer (a "Transfer") any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except:

     (a) in the case of any Management Stockholder, (i) to such Management Stockholder's Family Members, provided that such transferee agrees to be bound by repurchase rights in favor of the Company identical to those contained in any applicable Management Stock Purchase Agreement, (ii) to such Management Stockholder's Personal Representative, (iii) pursuant to the terms of any Management Stock Purchase Agreement to which such Management Stockholder is a party, (iv) to any other Management Stockholder, provided that the total amount of Securities transferred pursuant to this clause (iv) shall not exceed 33-1/3% of the number of shares of Class B Common Stock (determined on a fully-diluted basis) constituting Eligible Securities held by the transferring Management Stockholder on the date hereof without the prior written approval of the Board of Directors of the Company, and (v) to any other Person pursuant to such Management Stockholder's co-sale rights under Section 2.2; or

     (b) in the case of any Other Stockholder, (i) to such Other Stockholder's Family Members, (ii) to such Other Stockholder's Personal Representative, (iii) to any other Person pursuant to such Other Stockholder's co-sale rights under
Section 2.2 or (iv) to any Management Stockholder or to any Other Stockholder, so long as such transferring Other Stockholder has complied with the provisions of Section 2.3; or

     (c) subject to the provisions of the final sentence of this Section 2.1, in the case of any Sponsor Stockholder (i) to its Affiliates, (ii) as a distribution to its members or partners, in case of a Sponsor Stockholder organized as a limited liability company, limited partnership or general partnership, (iii) to any other Person pursuant to such Sponsor Stockholder's co-sale rights under Section 2.2 or (iv) with respect to any Co-Sale Transfer or Series A Co-Sale Transfer, to any other Person so long as such Sponsor Stockholder has complied with the provisions of Section 2.2; or

     (d) in the case of any Mezzanine Stockholder (i) to its Affiliates, (ii) as a distribution to its members or partners, in case of any Mezzanine Stockholder organized as a limited liability company, limited partnership or general partnership (iii) to any successor purchasing substantially all of its assets, (iv) with respect to any Transfer of Warrant Securities, subject to obtaining any consent required under the Senior Subordinated Loan Agreement included in the Mezzanine Debt Documents, to any purchaser of notes issued under the Senior Subordinated Loan Agreement included in the Mezzanine Debt Documents,
(v) to any other Person pursuant to such Mezzanine Stockholder's co-sale rights under Section 2.2, or (vi) with respect to any Transfer of Warrant Securities, to any other Person so long as (A) such Person is not engaged, directly or indirectly, in the manufacturing, marketing or sale of any products which are competitive with any products manufactured, marketing or sold by the Company, and is not an Affiliate of any Person directly or indirectly engaged in any such

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activities, and (B) such Mezzanine Stockholder has complied with the provisions of Section 2.4;

     (e) pursuant to a pledge of Securities to any third party to secure obligations of the Stockholder to such third party; or

     (f) pursuant to a Public Sale or an Approved Sale or to the Company to the extent a Stockholder is required to Transfer Securities to the Company pursuant to the Charter or any Management Stock Purchase Agreement;

provided that (x) the restrictions contained in this Section 2 will continue to be applicable to the Securities after any Transfer pursuant to clauses (a), (b),
(c), (d) or (e) above, and (y) the transferee of such Securities in any Transfer pursuant to clauses (a), (b), (c), (d) or (e) above shall either be a party hereto or shall have executed and delivered to the Company an Instrument of Accession.

Notwithstanding the foregoing provisions of this Section 2.1, during the Sponsor Stockholder Restriction Period, no Sponsor Stockholder may Transfer any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except to the extent that such Transfer is permitted under the foregoing terms of this Section 2.1 and either (A) such Securities are being transferred pursuant to the foregoing clauses (c)(i) or (c)(ii), (B) such Securities are being transferred to another Sponsor Stockholder or an Affiliate of another Sponsor Stockholder, or (C) such Securities are being transferred in connection with a pledge thereof to any lender extending financing to the Company or any of its Subsidiaries as security for such financing or in connection with a bankruptcy reorganization of the Company.

     2.2. Participation Rights. No Sponsor Stockholder may make any Co-Sale Transfer or Series A Co-Sale Transfer of Securities pursuant to subclause
(c)(iv) of Section 2.1 unless such Sponsor Shareholder complies with the provisions of this Section 2.2. At least 30 days prior to any such Co-Sale Transfer, the transferring Stockholder (the "Transferring Stockholder") will deliver a written notice (the "Offer Notice") to the Company and to each of the other Stockholders. The Offer Notice will disclose in reasonable detail the proposed number of Securities to be transferred, the class or classes of such Securities, the proposed price (including the Class B Price Per Share), terms and conditions of the Transfer and the identity of the transferee. Each of the other Stockholders may elect to participate in the contemplated sale by delivering written notice to the Transferring Stockholder within 30 days after delivery of the Offer Notice. If any of such other Stockholders elects to participate in such sale (the "Participating Stockholders"), each of the Transferring Stockholder and the Participating Stockholders will be entitled to sell in the contemplated sale, at the Class B Price Per Share, a number of Eligible Securities that constitute, or are convertible into, the number of shares of Class B Common Stock equal to the product of (i) the fraction, the numerator of which is the sum of the number of Eligible Co-Sale Securities (on a fully-diluted basis) held by such Person, and the denominator of which

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is the aggregate number of Eligible Co-Sale Securities (on a fully-diluted basis) owned by the Transferring Stockholder and the Participating Stockholders, multiplied by (ii) the number of Eligible Co-Sale Securities (on a fully-diluted basis) to be sold in the contemplated sale.

     For example, if the notice from the Transferring Stockholder contemplated a sale of 100 shares of Series A Preferred Stock by the Transferring Stockholder, the Transferring Stockholder at such time owns 300 shares of Series A Preferred Stock and each share of Series A Preferred Stock at such time is convertible into one share of Class B-1 Common Stock, and if one Participating Stockholder elects to participate in such sale and such Participating Stockholder owns 100 shares of Class A Common Stock which constitute Eligible Securities and each share of Class A Common Stock at such time is convertible into one share of Class B-1 Common Stock, such Transferring Stockholder would be entitled to sell 75 shares of Series A Preferred Stock (convertible into 75 shares of Class B-1 Common Stock) (300/400 x 100 shares) and such Participating Stockholder would be entitled to sell 25 shares of Class A Common Stock (convertible into 25 shares of Class B-1 Common Stock) (100/400 x 100 shares).

The Transferring Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Stockholders in any contemplated sale and will not transfer any of its Eligible Securities to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Participating Stockholders on the terms specified herein.

In addition, at least 30 days prior to any such Series A Co-Sale Transfer, the transferring Stockholder (the "Transferring Series A Stockholder") will deliver a written notice (the "Series A Offer Notice") to the Company and to each of the other holders of Series A Preferred Stock. The Series A Offer Notice will disclose in reasonable detail the proposed number of shares of Series A Preferred Stock to be transferred, the proposed price, terms and conditions of the Transfer and the identity of the transferee. Each of the other holders of Series A Preferred Stock may elect to participate in the contemplated sale by delivering written notice to the Transferring Series A Stockholder within 30 days after delivery of the Series A Offer Notice. If any of such other holders of Series A Preferred Stock elects to participate in such sale (the "Participating Series A Stockholders"), each of the Transferring Series A Stockholder and the Participating Series A Stockholders will be entitled to sell in the contemplated sale a number of shares of Series A Preferred Stock equal to the product of (i) the fraction, the numerator of which is the sum of the number of shares of Series A Preferred Stock held by such Person, and the denominator of which is the aggregate number of shares of Series A Preferred Stock owned by the Transferring Series A Stockholder and the Participating Series A Stockholders, multiplied by (ii) the number of shares of Series A Preferred Stock to be sold in the contemplated sale.

The Transferring Series A Stockholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Participating Series A Stockholders in any contemplated sale and will not transfer any of its shares of Series A Preferred Stock to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Participating Series A Stockholders on the terms specified herein.

     2.3. First Right of Purchase (Other Securities). No Other Stockholder may make any Transfer of Other Securities to any Management Stockholder or Other Stockholder pursuant to clause (b)(iv) of Section 2.1 unless such Other Stockholder complies with the provisions of this Section 2.3. At least 30 days prior to any such Transfer, the transferring Other Stockholder (the "Transferring Other Stockholder") will deliver a written notice (the "Other Offer Notice") to the Company. The Other Offer Notice will disclose in reasonable detail the proposed number of Other Securities to be transferred, the proposed price, terms and conditions of the Transfer and the identity of the transferee. The Company may elect to purchase all (but not less than all) of the Other Securities specified in the Other Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Other Stockholder within 30 days after the delivery of the Other Offer Notice (the "Other Election Period"). If the Company elects to purchase all of the Other Securities being offered, the Transfer of such Other Securities will be consummated within 30 days after the expiration of the Other Election Period. If the Company does not elect to purchase all of the Other Securities being offered, the Transferring Other Stockholder may, within 90 days after the expiration of the Other Election Period, complete the Transfer of such Other Securities to one or more Management Stockholders or Other Stockholders at a price and on terms no more favorable to the transferees than the price and terms offered to the Company in the Other Offer Notice, provided, that no such Transfer may be completed unless each of such transferees shall have executed and delivered to the Company an Instrument of Accession (unless such transferee is already a party to this Agreement). If the Transferring Other Stockholder fails to consummate such Transfer within the 90 day period after the expiration of the Other Election Period, any subsequent proposed transfer of such Other Securities shall be once again subject to the provisions of this Section 2.3.

     2.4. First Right of Purchase (Warrant Securities). No Mezzanine Stockholder may make any Transfer of Warrant Securities pursuant to clause (d)(vi) of
Section 2.1 unless such Mezzanine Stockholder complies with the provisions of this Section 2.4. At least 30 days prior to any such Transfer, the transferring Mezzanine Stockholder (the "Transferring Mezzanine Stockholder") will deliver a written notice (the "Mezzanine Offer Notice") to the Company (which will within five (5) business days thereafter deliver the same to each of the Sponsor Stockholders holding shares of Class B Common Stock or Securities convertible into or exercisable for Class B Common Stock (the "Non-Transferring Stockholders")). The Mezzanine Offer Notice will disclose in reasonable detail the proposed number of Warrant Securities to be transferred, the proposed price, terms and conditions of the Transfer and the identity of the transferee. The Company may elect to purchase all (but not less than all) of the Warrant Securities specified in the Mezzanine Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Mezzanine Stockholder within 15 days after the delivery of the Mezzanine Offer Notice (the "Company Election Period"). If the Company does not elect to purchase such Warrant Securities prior to the expiration of the Company Election Period, the Non-Transferring Stockholders may elect to purchase all (but not less than all) of the Warrant Securities specified in the Mezzanine Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Mezzanine Stockholder and the Non-Transferring Stockholders within 15 days after the expiration of the Company Election Period (the "Stockholder Election Period"). If the Company or any Non-Transferring Stockholders elect to purchase all of the Warrant Securities being offered, the Transfer of such Warrant Securities will be consummated within 30 days after the expiration of the Company Election Period. If more than one Non-Transferring Stockholder elects to purchase all of the Warrant Securities being offered, each Non-Transferring Stockholder electing to purchase such Warrant Securities will be entitled to purchase from the Transferring Mezzanine Stockholder a pro rata portion of such Warrant Securities (based upon the respective number of shares of Class B Common Stock then held by such Non-Transferring Stockholder (determined on a fully-diluted basis)). If neither the Company nor any of the Non-Transferring Stockholders elects to purchase all of the Warrant Securities being offered, the Transferring Mezzanine Stockholder may, within 90 days after the expiration of the Stockholder Election Period, complete the Transfer of such Warrant Securities at a price and on terms no more favorable to the transferees than the price and terms offered to the Company and the Non-Transferring Stockholders in the Mezzanine Offer Notice, provided, that no such Transfer may be completed unless each of such transferees shall have executed and delivered to the Company an Instrument of Accession. If the Transferring Mezzanine Stockholder fails to consummate such Transfer within the 90 day period after the expiration of the Stockholder Election Period, any subsequent proposed transfer of such Warrant Securities shall be once again subject to the provisions of this Section 2.4.

     2.5. Transfers of Securities in Breach of this Agreement. In the event of any Transfer of Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (a) such Transfer shall be void and of no effect, (b) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the transferring Stockholder or the purported transferee in respect of such Securities (all such rights to payment by the transferring Stockholder and/or the purported transferee being deemed waived), (c) the voting rights of such Securities, if any, shall terminate, and (d) neither the transferring Stockholder nor the purported transferee shall be entitled to exercise any rights with respect to such Securities until such Transfer in breach of this Agreement has been rescinded.

     Section 3.   SALE OF THE COMPANY.

     3.1. Approved Sale. In the event the sale of the Company (whether by merger, consolidation, sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole or sale of Securities constituting all or a majority of the outstanding shares of Class B Common Stock (determined on a fully-diluted basis)) is approved by the Company's Board of Directors and consented to by the Required Sponsor Holders (an "Approved Sale"), each Stockholder hereby waives, subject to Section 3.3 and to the extent permitted by applicable law, all rights to object to or dissent from such Approved Sale and hereby agrees to consent to and raise no objection against such Approved Sale.

     3.2. Obligations of Stockholders. The Company and the Stockholders hereby agree to cooperate fully in any Approved Sale and not to take any action prejudicial to or inconsistent with such Approved Sale. Without limiting the generality of the foregoing, each Stockholder hereby agrees to (i) vote such Stockholder's Securities to approve the terms of any such Approved Sale and such matters ancillary thereto as may be necessary in the judgment of the Board of Directors of the Company to effect such Approved Sale, (ii) waive any appraisal rights that such Stockholder would have with respect to such Approved Sale,
(iii) in an Approved Sale structured as a sale of stock, sell all of such Stockholder's Securities on the terms and conditions approved by the Board of Directors of the Company and (iv) upon request, deliver such Stockholder's Securities (together with executed instruments of transfer) in escrow (pending receipt of the purchase price therefor) to counsel for the Company in such sale.

     3.3. Received Consideration. The obligations of the Stockholders with respect to any Approved Sale are subject to the satisfaction of the conditions that (i) upon the consummation of such sale, all of the Stockholders will receive the same form and amount of consideration per share of Class B Common Stock (determined on a fully-diluted basis), or if any such Stockholders are given an option as to the form and amount of consideration to be received per share of Class B Common Stock (determined on a fully-diluted basis), all Stockholders will be given the same option, (ii) at least 80% of the consideration per share of Class B Common Stock (determined on a fully-diluted basis) shall be paid in cash or marketable securities, (iii) the representations and warranties to be made by any Mezzanine Stockholder shall be limited to authority to sell the Mezzanine Securities and title to the Mezzanine Securities and (iv) the aggregate liability of each such Stockholder with respect to any indemnification obligations in connection with such Approved Sale shall be limited to the proceeds received by such Stockholder in connection with such Approved Sale.

     3.4. Proxy. Each Stockholder hereby appoints Required Sponsor Holders as such Stockholder's true and lawful proxy and attorney in connection with any Approved Sale, with full power of substitution, to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control to effectuate the agreements set forth in this Section 3 in the event of any breach by such Stockholder of its obligations under this Section 3. The proxies and powers granted by each Stockholder pursuant to this Section 3.4 are coupled with an interest and are given to secure the performance of such Stockholder's duties under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetence or disability of any Stockholder who is an individual and the merger, liquidation or dissolution of any Stockholder that is a corporation, partnership or other entity.

     Section 4.   BOARD OF DIRECTORS; INFORMATION RIGHTS; AFFILIATE
TRANSACTIONS.

     4.1. Board of Directors; Voting Agreements. (a) Subject to paragraphs (b) and (c) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote, or cause to be voted, or cause such Stockholder's designees as directors to vote, all Voting Securities owned by such Stockholder or over which such Stockholder has voting control so as to fix the number of directors of the Company at five, and to nominate and elect such five directors of the Company as follows:

          (i) Four individuals designated by the Required Sponsor Holders, one of whom will serve as the Chairman of the Board of Directors of the Company; and

          (ii) One individual (who shall be Robert B. Trussell, Jr. as long as he is an employee of the Company or one of its Subsidiaries, and thereafter another management employee of the Company or one of its Subsidiaries) designated by the Majority Rollover Holders; provided, that in the event that the Rollover Holders and their Family Members at any time after the end of the Sponsor Stockholder Restriction Period cease to collectively own outstanding shares of Class B Common Stock (determined on a fully-diluted basis) equal to at least five percent (5%) of the outstanding shares of Class B Common Stock (determined on a fully-diluted basis), then such individual shall thereafter be the Chief Executive Officer of the Company.

     (b) If any vacancy shall occur in the Board of Directors of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who originally designated such vacating director. The Person or Persons entitled to designate a director or a replacement for a director pursuant to this Section 4.1 shall be the only Person or Persons entitled to cause the removal of such director, with or without cause. Each Stockholder hereby agrees to vote or cause to be voted or cause such Stockholder's designees as directors to vote all Voting Securities owned by such Stockholder or over which such Stockholder has voting control so as to comply with this Section 4.1(b).

     (c) The Board of Directors of the Company may at any time increase the number of directors of the Company to a number greater than five, and any vacancies thereby created shall be filled by one or more individuals designated by the Required Sponsor Holders pursuant to this Section 4.1.

     4.2. PROXY. EACH STOCKHOLDER HEREBY GRANTS TO THE BOARD OF DIRECTORS OF THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH STOCKHOLDER OR OVER WHICH SUCH STOCKHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS
SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH STOCKHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

     4.3. Action by Stockholders. Each Stockholder further agrees that such Stockholder will not vote any Voting Securities owned by such Stockholder or over which such Stockholder has voting control, or take any action by written consent, or take any other action as a stockholder of the Company, to circumvent the voting arrangements required by this Section 4. Without limiting the generality of the foregoing, each Stockholder agrees not to (a) vote any Voting Securities owned by such Stockholder or over which such Stockholder has voting control, or take any other action as a stockholder of the Company, to approve any sale of the Company which is not an Approved Sale or (b) commence or maintain any shareholder's derivative suit challenging any Approved Sale. In addition, during the Sponsor Stockholder Restriction Period, each Sponsor Stockholder agrees not to take any actions which would violate the terms of the third sentence of Section 3.06(d) of the Merger Agreement.

     4.4. Expense Reimbursement. The Company hereby agrees to pay all reasonable expenses incurred by the directors designated pursuant to this Section 4 in connection with their attendance at meetings of the Company's Board of Directors (including all reasonable travel and lodging expenses related thereto).

     4.5. Information Rights. So long as the Majority Rollover Holders have the right to designate a director pursuant to Section 4.1(a)(ii) above, the Company agrees to (a) deliver to such director a copy of the Company's audited annual financial statements, unaudited quarterly financial statements and unaudited monthly operating reports in substantially the form currently prepared, and an annual budget and business plan, such items to be delivered at such times as they are delivered to other members of the Company's Board of Directors (or if such items are not delivered to the Company's Board of Directors, promptly after such items are available) and (b) provide such director reasonable access to the books, records, properties and officers of the Company as long as such access does not violate any federal or applicable state law. In the event that the Majority Rollover Holders no longer have the right to designate a director pursuant to Section 4(a)(ii) above, the Company agrees to deliver to one representative designated by the Majority Rollover Holders a copy of the Company's audited annual financial statements and unaudited quarterly financial statements, and an annual budget and business plan, such items to be delivered at such times as they are delivered to the members of the Company's Board of Directors (or if such items are not delivered to the Board of Directors, promptly after such items are available). The Company's obligation to provide such information and access is subject to receipt by the Company of a confidentiality agreement, in substantially the form of Annex 3.06(d) to the Merger Agreement, executed by such director or representative pursuant to which such director or representative agrees to maintain the confidentiality of all non-public information received from the Company; provided, that such director or representative shall be permitted to release copies of the annual and quarterly financial statements of the Company to any Rollover Holder who requests a copy, provided that such Rollover Holder has previously executed a confidentiality agreement in substantially the form of Annex 3.06(d) to the Merger Agreement and a copy of such executed confidentiality agreement has been delivered to the Company.

     4.6. Transactions with Affiliates. In addition to the limitations set forth in the Merger Agreement relating to transactions with Affiliates, the Company shall not enter into any agreement or transaction (other than Permitted Transactions (as defined below)) with any Affiliate (an "Affiliate Transaction"), unless the terms of such Affiliate Transaction are not less favorable to the Company than those that would be obtained in an arm's-length transaction if such transaction were with a Person who is not an Affiliate. In addition to the above requirements, in the event that the Affiliate Transaction provides for consideration having a value in excess of $2,000,000, the Company shall also obtain the consent of a majority of the disinterested members of the Company's Board of Directors prior to entering into such Affiliate Transaction. In addition to the above requirements, in the event that the Affiliate Transaction provides for consideration having a value in excess of $5,000,000, the Company shall also obtain a fairness opinion from an investment banking firm of national standing. As used herein, "Permitted Transactions" shall mean (i) any transaction fees or expenses or similar payments to any of the Sponsor Investors or any of their Affiliates made in connection with the closing of the transactions contemplated by the Contribution Agreement or the Merger Agreement,
(ii) any dividends or distributions made on any securities of the Company in accordance with the terms of the Charter, (iii) the issuance of any securities of the Company made in compliance with the terms of Section 5 hereof or (iv) any payments made to the holders of securities of the Company in connection with any Approved Sale made in accordance with the terms of Section 3 hereof.

     Section 5.   LIMITED FIRST REFUSAL RIGHTS.

     5.1. Pre-Emptive Rights. Except for the issuance of shares of Class B Common Stock (or securities convertible into or containing options or rights to acquire shares of Class B Common Stock) (a) pursuant to a Public Sale, (b) as consideration for the acquisition of all or any substantial portion of the assets or all or any portion of the capital stock of any Person or to any lender in connection with any financing extended to the Company or any of its Subsidiaries, (c) upon conversion of shares of Series A Preferred Stock or Class A Common Stock, (d) pursuant to any Stock Option or any other management stock option plan or any other issuance of shares of Class B Common Stock to any employee of the Company, or (e) with respect to which the Required Sponsor Holders have waived their rights to purchase any securities pursuant to this Section 5.1 (and do not participate in such purchase), if the Company authorizes the issuance and sale of any shares of any class of capital stock or any securities convertible into or containing options or rights to acquire any shares of any class of capital stock (other than as a dividend on the outstanding Class A Common Stock, Class B Common Stock or Series A Preferred Stock), the Company will first offer to sell to each Major Holder a pro rata portion of such securities equal to the percentage determined by dividing (y) the number of shares of Class B Common Stock held by such Major Holder and his or her Family Members (determined on a fully-diluted basis) by
(z) the number of shares of Class B Common Stock then outstanding (determined on a fully-diluted basis). Each Major Holder will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons. In the event of a sale of capital stock of the Company in units consisting of shares of Common Stock and shares of Preferred Stock, each Stockholder exercising any rights under this Section 5.1 shall be required to purchase units of shares of Preferred Stock and Common Stock in the same ratio as is proposed to be sold in such offering. In the event that any portion of the shares of capital stock of the Company held by any Management Stockholders are subject to repurchase rights in favor of the Company, the Company may require that similar repurchase rights in favor of the Company shall apply with respect to the same portion of shares of capital stock of the Company purchased by such Management Stockholders pursuant to this Section 5.1.

     5.2. Major Holders' Exercise of Right. Each Major Holder entitled to purchase securities under this Section 5 must exercise such Major Holder's purchase rights hereunder within 30 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such Major Holder's percentage allotment.

     5.3. Company's Exercise of Right. Upon the expiration of the offering period described above, the Company will be free to sell such stock or securities which the Major Holders entitled to purchase such stock or securities have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof, in the aggregate, than those offered to such Major Holders. Any stock or securities offered or sold by the Company after such 90-day period must be reoffered to the Major Holders entitled to purchase such stock or securities pursuant to the terms of this Section 5.

     Section 6. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

     The shares represented by this certificate are subject to the terms of a certain Stockholder Agreement, dated as of November 1, 2002, among the issuer of this certificate and certain stockholders. The Stockholder Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Stockholder Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholder Agreement will be provided without charge to appropriately interested persons.

     Section 7. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 8. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     Section 9. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Stockholders and their respective successors and assigns.

     Section 10. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

     Section 11. REMEDIES. The Stockholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder shall have the remedy of specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

     Section 12. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by telecopier, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Stockholder, at the address listed for such Stockholder in the stock records of the Company and (b) if to the Company, at 1713 Jaggie Fox Way, Lexington, Kentucky 40511, telecopier number (859) 514-4422, Attention: President, with copies to TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110, telecopier number (617) 574-6728, Attention: P. Andrews McLane, and to Friedman Fleischer & Lowe, LLC, One Maritime Plaza, 10/th/ Floor, San Francisco, California 94111, telecopier number (415) 402-2111,
Attention: Christopher A. Masto, and to Robert M. Wolf, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, telecopier number (617) 951-8736. Any such notice shall be effective (i) if delivered personally or by telecopier, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, 3 days after being mailed as described above. The Company agrees to make available to each Stockholder upon request an address list of all Stockholders to ensure correct delivery of all notices hereunder.

     Section 13. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by the Required Sponsor Holders and the holders of at least a majority of the outstanding shares of Class B Common Stock constituting Securities (determined on a fully-diluted basis) then held by all Stockholders; provided, that no amendment, modification or waiver of any provision of this Agreement that adversely affects the rights of any Party (as hereinafter defined) to this Agreement shall be effective against such adversely affected Party unless approved in writing by the holders of at least a majority of the outstanding shares of Class B Common Stock constituting Securities (determined on a fully-diluted basis) then held by all members of such Party; provided that if such Party consists of the Mezzanine Stockholders, and GMF holds at least 20% of the outstanding shares of Class B Common Stock (on a fully-diluted basis) included in the Warrant Securities, the approval of GMF shall also be required. As used in this Section 13, the term "Party" means each of the following entities or groups: (a) the Sponsor Stockholders, (b) the Mezzanine Stockholders, (c) the Management Stockholders, and (d) the Other Stockholders. The failure of any party hereto to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     Section 14. EMPLOYMENT. Nothing contained in this Agreement is intended to create for any Stockholder who is an officer, employee or director of the Company or any of its Subsidiaries a right to continued employment with the Company or any of its Subsidiaries or employment in the same position or on the same terms as those currently in effect.

     Section 15. TERMINATION. This Agreement will terminate upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company and (b) the completion of a Disposition Event (as defined in the Charter) in accordance with the terms hereof.

     Section 16. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 17. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     Section 18. CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

     Section 19. CALCULATION OF FULLY-DILUTED EQUITY. All references herein to calculations of the Company's equity or any type or class thereof as then outstanding "on a fully diluted basis" or as "fully diluted" or similar terms shall mean such equity or type or class thereof at any date as diluted by the issuance of all shares of such equity or type or class thereof then issuable upon the exercise or conversion of all then outstanding and exercisable warrants, options or convertible securities pursuant to which the Company is then obligated to issue such equity or type or class thereof (and if such exercise or conversion results in the issuance of convertible securities, as further diluted by the conversion of such convertible securities), but specifically excluding all shares issuable under Stock Options which are not then exercisable. For purposes of determining the number of outstanding shares of Class B Common Stock held by any Stockholder on a fully-diluted basis hereunder at any time, such Stockholder shall be deemed to hold that number of shares of Class B Common Stock as is equal to (i) the number of outstanding shares of Class B Common Stock then held by such Stockholder plus (ii) the number of shares of Class B Common Stock ultimately issuable upon conversion or exercise of any other outstanding Securities then held by such Stockholder. Calculation of the number of outstanding shares of Class B Common Stock held by any Stockholder on a fully-diluted basis hereunder in connection with any Approved Sale shall be made after giving effect to any redemption of shares of capital stock required by the Charter and shall therefore exclude any shares of Class B Common Stock that would be issuable upon conversion of any shares of capital stock so redeemed.

     Section 20. RIGHTS OF CERTAIN LENDERS. The respective obligations of the Mezzanine Investors under this Agreement shall apply only in their respective capacities as stockholders of the Company and shall not limit or impair any of their respective rights or remedies under any of the Mezzanine Debt Documents.

     IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Agreement on the day and year first above written.


                                        TWI HOLDINGS, INC.


                                        By: /s/ Caleb S. Everett
                                            ------------------------------------
                                        Title: Vice President


                                        FRIEDMAN FLEISCHER & LOWE  CAPITAL
                                        PARTNERS, LP
                                        By: Friedman Fleischer & Lowe GP, LLC,
                                             its General Partner


                                        By: /s/ Christopher Masto
                                            ------------------------------------
                                                Name:  Christopher Masto
                                                Title:  Managing Member


                                        FFL EXECUTIVE PARTNERS, LP
                                        By:  Friedman Fleischer & Lowe GP, LLC,
                                              its General Partner


                                        By: /s/ Christopher Masto
                                            ------------------------------------
                                                Name:  Christopher Masto
                                                Title:  Managing Member


                                        TA IX, L.P.
                                        By: TA Associates IX, LLC, its General
                                             Partner
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director

                                        TA/ATLANTIC AND PACIFIC IV L.P.
                                        By: TA Associates AP IV, L.P., its
                                             General Partner
                                        By: TA Associates, Inc., its General
                                             Partner


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director


                                        TA/ADVENT VIII L.P.
                                        By: TA Associates VIII LLC, its General
                                             Partner
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director


                                        TA STRATEGIC PARTNERS FUND A L.P.
                                        By: TA Associates SPF L.P., its General
                                             Partner
                                        By: TA Associates, Inc., its General
                                             Partner


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director

                                        TA STRATEGIC PARTNERS FUND B L.P.
                                        By: TA Associates SPF L.P., its General
                                             Partner
                                        By: TA Associates, Inc., its General
                                             Partner


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director


                                        TA INVESTORS LLC
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ P.Andrews McLane
                                            ------------------------------------
                                                Name:  P.Andrews McLane
                                                Title:  Senior Managing Director


                                        TA SUBORDINATED DEBT FUND, L.P.
                                        By: TA Associates SDF LLC, its General
                                             Partner
                                        By: TA Associates, Inc., its Manager


                                        By: /s/ P. Andrews McLane
                                            ------------------------------------
                                                Name:  P. Andrews McLane
                                                Title:  Senior Managing Director


                                        GLEACHER MEZZANINE FUND I, L.P.
                                        By: Gleacher Mezzanine LLC, its General
                                             Partner


                                        By: /s/ Elliott Jones
                                            ------------------------------------
                                                Name:  Elliott Jones
                                                Title:  Managing Partner

                                        GLEACHER MEZZANINE FUND P, L.P.
                                        By: Gleacher Mezzanine LLC., its General
                                             Partner


                                        By: /s/ Elliott Jones
                                            ------------------------------------
                                                Name:  Elliott Jones
                                                Title:  Managing Partner


                                        /s/ Robert B. Trussell, Jr.
                                        ------------------------------
                                        Robert B. Trussell, Jr.


                                        /s/ Mrs. R. B. Trussell, Jr.
                                        ------------------------------
                                        Mrs. R. B. Trussell, Jr.


                                        /s/ David C. Fogg
                                        ------------------------------
                                        David C. Fogg


                                        /s/ H. Thomas Bryant
                                        ------------------------------
                                        H. Thomas Bryant


                                        /s/ Jeffrey P. Heath
                                        ------------------------------
                                        Jeffrey P. Heath

                                                                      SCHEDULE 1
                                                                      -------- -
                                                                  TO STOCKHOLDER
                                                                  -- -----------
                                                                       AGREEMENT
                                                                       ---------

                              Management Investors
                              --------------------

Robert B. Trussell, Jr.
Mrs. R. B. Trussell, Jr.
David C. Fogg
H. Thomas Bryant
Jeffrey P. Heath
Hugh Murphy
Joel Guerin

                                 Other Investors
                                 ---------------

Keric DeChant
Alain Falourd
Hubert Guy
Victoria Hekkers
David Hoeller
Robert Hoeller
Thomas Jameson
Keansburg Investments Limited
John Paul Pucek
Robert W. and Mary M. Mulcahy
Frank Passante
Dr. and Mrs. Mark Rukavina
David Shear
James B. Smith
Robert Steggert
Strafe & Company
John G. and Cathryn R. Vandersalm, as joint tenants
James H. Wheeler III, M.D.
David Wright
Jean H. Downey Living Trust
Mary Creed Owens
Howard Stewart
Donald J. Hoeller Revocable Living Trust dated 2/29/88
Mikael Magnusson
George Khouri
Lynda Davey and Alan Schiffres, tenants in common
Robert Eckert, as Trustee of The Eckert Family Trust u/t/a dated 1/31/02 Antares Capital Corporation

                                                                      SCHEDULE 2
                                                                      -------- -
                                                                  TO STOCKHOLDER
                                                                  -- -----------
                                                                       AGREEMENT
                                                                       ---------

                             Instrument of Accession
                             ---------- -- ---------

     The undersigned, ____________________, in order to become the owner or holder of ________ shares of [[Class A] [Class B-1] [Class B-2] Common Stock, $.01 par value per share] [Series A Preferred Stock, $.01 par value per share], of TWI Holdings, Inc., a Delaware corporation, hereby agrees to become a Stockholder party to that certain Stockholder Agreement, dated as of _______ __, 2002 (the "Stockholder Agreement"), a copy of which is attached hereto. This Instrument of Accession shall become a part of such Stockholder Agreement.

     Executed as of the date set forth below under the laws of the State of Delaware.


                                        Signature:
                                                   -----------------------------
                                        Address:
                                                   -----------------------------
                                                   -----------------------------
                                                   -----------------------------

                                        Date:
                                                   -----------------------------

Accepted:

TWI HOLDINGS, INC.


By:
   -------------------------------------

Date:
     -----------------------------------